                                                                  Exhibit 10.16


                             PRODUCT SALES AGREEMENT

         This Agreement, effective as of the 13th day of January, 1999, by and between Rockford Corporation, having offices at 546 S. Rockford Drive, Tempe, Arizona 85281 ("Buyer") and AVNET ELECTRONICS MARKETING, a group of Avnet, Inc. having offices at 2211 S. 47th St., Phoenix, Arizona 85034 ("Seller").


1.       CONDITIONS OF SALE

         Any Products Buyer purchases from Seller during the term of this Agreement shall be governed by Seller's terms and conditions of sale contained in Exhibit A attached hereto and incorporated herein.

2.       TERM

         The term of this Agreement shall be for two (2) years and six (6) months commencing on the effective date hereof, unless sooner terminated in accordance with the provisions of Paragraph 5 hereof. Pricing will be renegotiated at least once annually.

3.       PRODUCTS

         Seller agrees to sell to Buyer and Buyer agrees to buy products listed on Exhibit B attached hereto and made a part hereof, and such other items as may be mutually designated in writing by the parties from time to time ("Products").

4.       PRICE

         (a) Prices for the Products are set forth in Exhibit B, attached hereto. Prices are exclusive of any and all Federal, State, and local sales, use, excise, and similar taxes and charges which shall be the responsibility of Buyer. In the event the manufacturer increases Seller's cost of any Product, Seller may increase its price(s) of any undelivered Product upon prior notice to Buyer. If the parties fail to concur on such a price increase within thirty (30) days of such notice, the effected Product(s) shall be deleted from Exhibit B.

         (b) Additional terms regarding pricing, as set forth in Attachment A attached hereto, shall also apply.

5.       TERMINATION

         (a) This Agreement may be terminated at any time, without cause, by either party upon giving the other part at least thirty (30) days prior written notice. Such termination shall be effective on the date stated in such notice.

         (b) This Agreement may be terminated immediately for cause by either party in the event the other party: (i) shall become insolvent, (ii) ceases to function as a going concern or (iii) fails to perform any of its obligations hereunder so as to be in default and fails to cure such default within thirty
(30) days after written notice thereof.

         (c) Notwithstanding termination of this Agreement, the Buyer shall pay for all Non-Standard Products ordered by Seller for Buyer's account prior to, and work in process (including charges for labor and materials) as of, the effective date of termination of this Agreement.

6.       NOTICES

         Any notice provided for or permitted in this Agreement will be deemed to have been given when mailed postage prepaid by certified mail or registered mail, return receipt requested, to the party to be notified, at the addresses set forth above or such other addresses as the parties may from time to time designate in writing.

7.       GENERAL

         (a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, written or oral, between the parties. This Agreement may be modified only by writings signed by authorized representatives of both parties.

         (b) The parties agree that the terms and conditions of this Agreement shall control, notwithstanding conflicting or additional terms on any purchase order, sales acknowledgement, confirmation or other documents issued by either party. Where the terms and conditions of this Agreement and Exhibit A hereto conflict, the terms and conditions of this Agreement shall take precedence.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.


(*)CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first set forth above.

    AVNET ELECTRONICS MARKETING,                   ROCKFORD CORPORATION
       a group of Avent, Inc.
             "Seller"                                    "Buyer"

By:   /s/                                  By: /s/  Arthur Janesk
     -----------------------------              -----------------------------
        Authorized Signature                         Authorized Signature
Name:                                      Name:  Arthur Janesk
     -----------------------------              -----------------------------
        Printed or Typed                             Printed or Typed

Title:  Director, Contracts                Title:  Sr. Buyer/Planner
      ---------------------                      ---------------------
Date:  13/13/99                            Date:  1/12/99
       --------------------                      ---------------------

(LOGO)     ROCKFORD
           CORPORATION

                                    EXHIBIT B

          (PRICING EXHIBIT)PART              YEARLY USAGE        MANUFACTURER            LEAD TIME            PRICE
                                                                                                               (*)
-----------------------------------------------------------------------------------------------------------------------
CDS-047CAAA                                     870,000               MCO           12-14 WKS             (*)
4.7PF 50 VOLT 5% NPO 0805

CDS-100CAAA                                     400,000               MCO           12-14 WKS             (*)
10PF 50 VOLT 5% NPO 0805

CDS-100CAAB                                     12,000                MCO           12-14 WKS             (*)
10PF 50 VOLT 5% NPO 1206

CDS-101CAAA                                    1,800,000              MCO           12-14 WKS             (*)
100PF 50 VOLT 5% NPO 0805

CDS-101CAAB                                     28,000                MCO           12-14 WKS             (*)
100PF 50 VOLT 5% NPO 1206

CDS-102CBAA                                     118,000               MCO           12-14 WKS             (*)
 .001UF 50 VOLT 10% NPO 0805

CDS-103CBBA                                     160,000               MCO           12-14 WKS             (*)
 .01UF 50 VOLT 10% X7R 0805

CDS-103CBBB                                     32,000                MCO           12-14 WKS             (*)
 .01UF 50 VOLT 10% X7R 1206

CDS-103CCDA                                     54,000                MCO           12-14 WKS             (*)
 .01 UF 50 VOLT 20% Z5U 0805

CDS-104CABB                                     12,000                MCO           12-14 WKS             (*)
 .1UF 50 VOLT 5% X7R 1206

CDS-104CABB                                     98,000                MCO           12-14 WKS             (*)
 .1UF 50 VOLT 5% X7R 1206

CDS-104CCDA                                     940,000               MCO           12-14 WKS             (*)
 .1UF 50 VOLT 20% Z5U 0805

CDS-104CCDB                                     675,000               MCO           12-14 WKS             (*)
 .1UF 50 VOLT 20% Z5U 1206

CDS-104CCDC                                     430,000               AVX           12-14 WKS             (*)
 .01UF 50 VOLT 20% Z5U 1210

CDS-121CAAA                                    1,300,000              MCO           12-14 WKS             (*)
102PF 50 VOLT 5% NPO 0805

CDS-221CAAA                                     12,000                MCO           12-14 WKS             (*)
220PF 50 VOLT 5% NPO 0805

CDS-223CBBA                                     124,000               MCO           12-14 WKS             (*)
 .022UF 50 VOLT 10% X7R 0805

CDS-271CAAA                                     950,000               MCO           12-14 WKS             (*)
270PF 50 VOLT 5% NPO 0805

CDS-271CAAB                                     10,000                MCO           12-14 WKS             (*)
270PF 50 VOLT 5% NPO 0805


(*) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

          (PRICING EXHIBIT)PART              YEARLY USAGE        MANUFACTURER            LEAD TIME            PRICE
                                                                                                               (*)
-----------------------------------------------------------------------------------------------------------------------
CDS-333CCBB                                     10,000                AVX           12-14 WKS             (*)
 .033UF 50 VOLT 20% X7R 1206

CDS-470DAAA                                     12,000                MCO           12-14 WKS             (*)
47PF 100V 5% NPO 0805

CDS-682CBBA                                     28,000                MCO           12-14 WKS             (*)
 .0068UF 50 VOLT 10% X7R 0805

CDS-822CABB                                      8,000                MCO           12-14 WKS             (*)
 .0082UF 50 VOLT 5% X7R 1206

CDS-822CCBA                                     50,000                MCO           12-14 WKS             (*)
 .0082UF 50 VOLT 20% X7R 0805

CDS-822CCBB                                     70,000                MCO           12-14 WKS             (*)
 .0082UF 50 VOLT 20% X7R 1206

CDS-823CABB                                      8,000                MCO           12-14 WKS             (*)
 .082UF 50 VOLT 5% X7R 1206

CDS-272CBBB                                     230,000               MUR           12-14 WKS             (*)
 .0027UF 50 VOLT 10% X7R 1206



(*) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(LOGO)     ROCKFORD
           CORPORATION


                     PART                 YEARLY           MANUFACTURER           LEAD TIME         PRICE       NCNR
                                           USAGE                                                     (*)
---------------------------------------------------------------------------------------------------------------------
        CER-105CSM                        80,000               NCH                14-16 WKS       (*)
        1UF 50 VOLTS QR
        NICH UWX1H010MCR1GB

        CER-106B-024                      100,000              NCH                14-16 WKS       (*)               *
        10UF 35 VOLTS
        NICH UVX1V100MDA1CC

        CER-106B-031                     2,391,000             NCH                14-16 WKS       (*)               *
        1OUF 35 VOLTS AI
        NICH UVX1V100MDA1TD

        CER-106SM                        3,900,000             NCH                14-16 WKS       (*)
        10UF 15 VOLTS
        NICH UWX1C100MCR1GB

        CER-107A                          73,000               NCH                14-16 WKS       (*)
        101UF 25 VOLTS
        NICH UVX1E101MEA

        CER-107A-031                      174,000              NCH                14-16 WKS       (*)
        100UF 25 VOLTS AI
        NICH UVX1E101MEA

        CER-107C-031                      240,000              NCH                14-16 WKS       (*)               *
        100UF 50 VOLTS AI
        MALLORY SK101M050AT

        CER-255CSM                        100,000              NCH                14-16 WKS       (*)               *
        2.2UF 50 VOLTS QR NICH
        UWX1H2R2MCR1GB

        CER-228A-030                      72,000               NCH                14-16 WKS       (*)               *
        2200UF 25 VOLTS QR
        NICH URZ1E222MHH1CA

        CER-228B-030                      145,000              NCH                14-16 WKS       (*)               *
        2200UF 35 VOLTS QR
        NICH URZ1V222MHH1CA

        CER-477C                          12,000               NCH                14-16 WKS       (*)
        47OUF 50 VOLT
        NICH UVX1H471MHA

        CERHF-228                         145,000              NCH                14-16 WKS       (*)               *
        2200UF 16VOLT QR
        NICH UPL1C222MHH6

        CERHF-337BL-033 33OUF             145,000              NCH                14-16 WKS       (*)               *
        35 VOLT QR NICH
        UPLQV331MPH1TD

        CERHF-337D-030                    340,000              NCH                14-16 WKS       (*)               *

(*) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                     PART                 YEARLY           MANUFACTURER           LEAD TIME         PRICE       NCNR
                                           USAGE                                                     (*)
---------------------------------------------------------------------------------------------------------------------

        33OUF 63 VOLT QR NICH
        UPLQJ331MHH1CA

        CERS-338B                         72,000               NCH                14-16 WKS       (*)               *
        3300UF 35 VOLT QR
        NICH LLKF1V332MHSZ

        CERS-338C   3300UF                176,000              NCH                14-16 WKS       (*)               *
        50 VOLT QR NICH
        LLK1H332MHSA

*       CERS-338E                          6,500               NCH                14-16 WKS       (*)               *
        3300UF 63 VOLT QR NICH
        LLK1H332MHSZ

        CERS-478C     4700UF              130,000              NCH                14-16 WKS       (*)               *
        50 VOLT QR NICH
        LLK1H472MHSB

**      CERS-478D                         25,000               NCH                14-16 WKS       (*)               *
        4700UF 80 VOLT QR NICH
        LLK1K472MHSB

        CERS-688D                          8,000               NCH                14-16 WKS       (*)               *
        6800UF 80 VOLT QR NICH
        LLQIK682MHSC


*     Currently shipping LLK1J332MHSZ

**    Currently shipping LLK1K472MHSC

(*)CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(LOGO)    ROCKFORD
          CORPORATION

                                     GENERAL

                PART                      YEARLY USAGE            MANUFACTURER             LEAD TIME            PRICE
                                                                                                                 (*)
--------------------------------------------------------------------------------------------------------------------------
SS-0722                                      30,000                    TIS                  6-8 WKS           (*)
TL594CDR TI

SS-101A-45                                   700,000                   MOT                 10-12 WKS          (*)
MPS-A56RLRM AI MOT

SS-102A-45                                   800,000                   MOT                  4-6 WKS           (*)
MPSA06RLRM AI MOT

SS-1375                                      175,000                 MOT/SGS               16-18 WKS          (*)
LM317T MOT/SGS

SS-1376                                      175,000                 MOT/SGS               16-18 WKS          (*)
LM337T MOT/SGS

SS-1378                                      230,000                   MOT                 10-12 WKS          (*)
MUR1620CTR MOT

SS-1403                                      230,000                   MOT                 10-12 WKS          (*)
MUR1620CT MOT

SS-143SM                                     600,000                 MOT/TIS                6-8 WKS           (*)
TL072CDR2 MOT/TI

SS-161                                       511,000                   MOT                  4-6 WKS           (*)
1N4003RL MOT

SS-183                                       170,000                   MOT                  6-8 WKS           (*)
1N5366BRL MOT

SS-187SM                                     830,000                 MOT/NSC               14-16 WKS          (*)
LM833MX MOT/NTL

SS-209                                       640,000                 MOT/FSC               8-10 WKS           (*)
MPS6521 MOT

SS-730SM                                     260,000                 MOT/NSC                6-8 WKS           (*)
LM339DR2 MOT/NTL

SS-802SM                                     230,000                 MOT/TIS                6-8 WKS           (*)
TL494CDR MOT/TI

SS-0113                                      440,000               MOT/FSC/PHA              4-6 WKS           (*)
MMBZ5257BLT1

SS-0114                                     1,096,000              MOT/FSC/PHA              4-6 WKS           (*)
MMBT5088LT1

SS-0775                                      40,000                MOT/FSC/PHA              4-6 WKS           (*)
MMBZ5231BLT1

SS-0791                                     4,700,000              MOT/FSC/PHA              4-6 WKS           (*)
MMBT3906LT3

SS-0792                                     4,000,000              MOT/FSC/PHA             8-10 WKS           (*)
MMBT3904BLT3

SS-101SM                                     423,000               MOT/FSC/PHA              4-6 WKS           (*)

(*) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED
    AND FILED SEPARATELY WITH THE COMMISSION.

                PART                      YEARLY USAGE            MANUFACTURER             LEAD TIME            PRICE
                                                                                                                 (*)
--------------------------------------------------------------------------------------------------------------------------

MMBTA56LT1

SS-102SM                                     240,000               MOT/FSC/PHA             12-14 WKS          (*)
MMBTA06LT1

SS-260SM                                    1,000,000              MOT/FSC/PHA              4-6 WKS           (*)
BAV99LTI

SS-803SM                                    4,000,000              MOT/FSC/PHA              4-6 WKS           (*)
MMBD914LT3

(*)CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(LOGO)    ROCKFORD
          CORPORATION

                                 ATTACHMENT "A"


Following are conditions where Avnet will procure product from other sources:

1) Rockford had placed a purchase order for contract item(s) with Avnet and manufacturers original commit date is not met and Rockford cannot adjust to revised delivery to support production and/or line space down situations.

2) Avnet would assist Rockford in locating late delivery item and price negotiation by a franchised and non-franchised sources. After unsuccessful attempts to locate product within our franchised manufacturers and/or Rockford's approved supplies, then reserved dollars will be credited to Rockford and must be mutually agreed.

3) (*) is set aside per month with a maximum of (*). If, for example, (*) is spent for June, the unused balance may be used throughout the remainder of the quarter but cannot exceed (*) for the quarter.

4) Contract pricing on allocated components to be reviewed quarterly to insure competitive fair market pricing and Rockford is assured any potential cost savings. It is our intent to offer competitive pricing and cost reductions and offer assurance of on-time deliveries via set aside purchase dollars.


(*) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL MATERIAL HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.